Trade and Other Receivables - Schedule of Trade and Other Receivables (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Schedule of Trade and Other Receivables [Abstract]
Trade receivables		$ 10,978,285	$ 8,082,277
Other receivables		1,259,224	1,326,228
Advances paid for content and service providers		1,298,283	1,016,045
Prepayments		365,788	242,669
Other financial assets	[1]	137,010	22,779
Allowance for expected credit losses		(1,735,406)	(1,185,842)
Trade and other receivables, net		$ 12,303,184	$ 9,504,156

[1]	The Group reclassified its bank balances in Lebanese Pounds equivalent of USD 57,010 (2024: USD 22,779) to other financial assets due to significant devaluation of Lebanese Pounds against US Dollar caused by the ongoing political and economic situation in Lebanon.